UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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|_| Preliminary Proxy Statement

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    BY RULE 14A-6(E)(2))

|_| Definitive Proxy Statement

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|X| Soliciting Material Pursuant to ss.240.14a-12


                               LUCENT TECHNOLOGIES INC.
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               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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The following material was used by company employees and other advisors following the public announcement of the entry into a merger agreement by Lucent Technologies Inc. and Alcatel:





                             RIVERSTONE TALK POINTS

>> The U.S. Bankruptcy Court of Delaware has granted an order approving Lucent's purchase of the assets of Riverstone Networks, a current partner and provider of carrier-grade Ethernet routing solutions for the telecomunications industry. The purchase price under the amended agreement is $207 million. The court order is subject to an objection period of 10 days following its entry, which occurred on March 23, 2006. In addition, the closing of the transaction remains subject to the receipt of certain regulatory approvals in Germany, which the company anticipates could happen early in April. Lucent received Federal Trade Commission approval of the purchase on March 17, 2006.

>> Lucent is focused on providing customers with next-generation networking solutions that help them evolve their networks to become more efficient and to offer a growing variety of compelling, useful new services to their customers.

>> In order to expand our revenues and profitably grow the business, we have been aggressively pursuing opportunities in next-gen transport solutions, including carrier-grade Ethernet, to help service providers deliver high-margin multimedia transport services to their subscribers.

>> Riverstone Networks is already a Lucent partner. Riverstone products are currently being sold as part of our multimedia transport solutions. Customers are familiar with how the Riverstone portfolio complements the Lucent portfolio, and recognize the role the Riverstone portfolio can play in the further evolution of next-generation network architectures.

>> This purchase also gives Lucent the opportunity to more efficiently bring solutions and technologies from Riverstone into our existing portfolio.

>> In order to profitably grow Lucent's business, we continue to look at organic development, partnerships and acquisitions. The pursuit of Riverstone follows along the lines of Lucent's acquisition of Telica in 2004, which expanded our portfolio with a proven, scalable product that meshed well with the next-gen solutions we are already providing our customers.

>> In addition, Lucent is evaluating opportunities to leverage key assets and technologies from the acquisition by embedding them into our broader portfolio.

>> This acquisition strengthens Lucent's Multimedia Network Solutions portfolio, and enables us to more rapidly integrate carrier-grade Ethernet technology into our future data and optical multimedia transport solutions.

>> Riverstone products will play a key role in advancing Lucent's end-to-end converged Ethernet/optical solutions, helping Lucent take a share of an Ethernet carrier market estimated to be more than $7 billion per year (Infonetics) by 2008.

>> Riverstone adds a talented, global team of approximately 400 people to Lucent who have sold a proven product to more than 70 domestic and international customers for a wide range of multimedia and mobility applications.


>> This acquisition brings Lucent: a carrier-grade, stand-alone Ethernet router, an Ethernet access router and a comprehensive suite of next-generation software that can support Lucent's Ethernet/optical products.


SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION

This document contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's Form 10-K for the year ended September 30, 2005 and Alcatel's Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the US Securities and Exchange Commission. Except as required under the US federal securities laws and the rules and regulations of the US Securities and Exchange Commission, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this document, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Alcatel and Lucent intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by Alcatel with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the Alcatel American Depositary Shares ("ADS"), as well as the Alcatel ordinary shares underlying such Alcatel ADSs, to be issued in exchange for Lucent common shares, and Lucent and Alcatel plan to file with the SEC and mail to their respective stockholders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Lucent, Alcatel, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

         Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.

         Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Alcatel's Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.